UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2010 (December 30, 2009)

MASSEY ENERGY COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-7775 (Commission File Number)	95-0740960 (IRS Employer Identification No.)

4 North 4th Street, Richmond, Virginia 23219
(Address of Principal Executive Offices) (Zip Code)

(804) 788-1800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Letter Agreement with Don L. Blankenship

On December 30, 2009, Massey Energy Company (the “Registrant”) entered into a letter agreement with Don L. Blankenship regarding his continued employment as Chairman and Chief Executive Officer of the Registrant through December 31, 2011 (the “Letter Agreement”).

The material terms and conditions of the Letter Agreement which relate to Mr. Blankenship’s employment by the Registrant for fiscal years 2010 and 2011 are as follows: (i) a base salary of $83,333 per month; (ii) a target cash incentive bonus award for fiscal year 2010 of $1,500,000 and a target cash incentive bonus award for fiscal year 2011 of $1,500,000, each based on the achievement of certain performance objectives set by the Compensation Committee for fiscal years 2010 and 2011, respectively; (iii) restricted stock and restricted unit awards of 12,700 shares of restricted stock and 7,300 restricted stock units for each of fiscal years 2010 and 2011, granted pursuant to the Massey Energy Company 2006 Stock and Incentive Compensation Plan (the “2006 Plan”); (iv) two performance-based restricted unit awards for fiscal year 2010, one for a total of 81,500 restricted units (assuming the achievement of Level 1 targeted performance for all the performance objectives) and one for a total of 32,250 units (assuming the achievement of Level 2 targeted performance for all the performance objectives) in 2010 and two performance-based restricted unit awards for fiscal year 2011, the number of units which shall be determined by the Compensation Committee on its award date in 2011, which shall vest, in whole or in part, based on the achievement of certain performance objectives set by the Compensation Committee for fiscal years 2010 and 2011, respectively; (v) two performance-based cash incentive awards for fiscal year 2010, one for a total of 32,250 units (assuming the achievement of Level 3 targeted performance for all the performance objectives) and one for a total of 334,000 units (assuming the achievement of Level 4 targeted performance for all the performance objectives) and two performance-based cash incentive awards for fiscal year 2011, the number of units which shall be determined by the Compensation Committee on its award date in 2011, which shall be earned, in whole or in part, based on the achievement of certain performance objectives set by the Compensation Committee for fiscal years 2010 and 2011, respectively, which for fiscal year 2010 shall be equal to the number of earned units times the closing market price of the Registrant’s common stock on the New York Stock Exchange on the last trading day of 2010, and for fiscal year 2011 shall be equal to the number of earned units times the closing market price of the Registrant’s common stock on the New York Stock Exchange on the last trading day of 2011; (vi) a performance-based restricted stock award, pursuant to the 2006 Plan, for each of fiscal years 2010 and 2011 (based on the achievement of certain performance objectives set by the Compensation Committee), one for a target number of 71,076 restricted shares in 2010 and one for a target number of restricted shares which shall be determined by the Compensation Committee on its award date in 2011; and (vii) the premium payments during 2010 and 2011, if any, on split dollar life insurance policies owned by the Registrant with death benefit endorsements payable to Mr. Blankenship, his estate or designated beneficiaries, totaling $4,000,000.  In accordance with the 2006 Plan from which the foregoing equity- and performance-based awards are made, the aggregate maximum amount payable as “incentive awards” under the 2006 Plan (which consists of the cash incentive bonus awards in item (ii) above and the performance-based cash incentive awards in item (v) above) shall not exceed $10,000,000 for any fiscal year. In addition, the Compensation Committee shall have the right, in its sole discretion, to reduce the actual award payout for any cash incentive bonus award in item (ii) above and any performance-based restricted stock award in item (vi) above by up to and including 5% of the maximum award payout provided that such discretion shall only be exercised based on the Compensation Committee’s review and its judgment as to whether Mr. Blankenship has satisfactorily proposed, updated as appropriate, and implemented a successorship plan for all executive ranks. The Compensation Committee retains the discretion to cause the Registrant to pay or provide for additional or other compensation for extraordinary performance regardless of the outcome on any performance-based pay contained in the Letter Agreement provided such extraordinary performance relates to performance which is not based on the performance criteria or goals contained in the Letter Agreement.

     Notwithstanding the base salary amount set forth in the Letter Agreement, in conjunction with and in support of the Registrant’s cost reduction initiatives, Mr. Blankenship will continue to take a ten percent reduction in his monthly base compensation.  Other compensation to which Mr. Blankenship is entitled by contract will remain unchanged, and payments under any employment and/or change of control agreement which are salary-based will continue to be based on Mr. Blankenship’s unreduced base salary amount as set forth in the Letter Agreement.

     The performance objectives set by the Compensation Committee for the cash incentive bonus awards in item (ii) above include targeted levels of performance based on: earnings before interest and taxes, produced tons sold, fulfillment of contracts, cash cost per ton, productivity by mining type (i.e., continuous miners and surface), reduction in environmental violations, improvement in the non-fatal days lost safety rate, employee retention, and employee diversity.  The performance objectives set by the Compensation Committee for the performance-based restricted unit awards in item (iv) above and the performance-based cash incentive awards in item (v) above include targeted levels of performance based on: earnings before interest and taxes, produced tons sold, fulfillment of contracts, cost per ton, productivity by mining type (i.e., continuous miners and surface), reduction in environmental violations and improvement in the non-fatal days lost safety rate.  The performance objectives set by the Compensation Committee for the performance-based restricted stock awards in item (vi) above include targeted levels of performance based on: earnings before interest and taxes, produced tons sold, fulfillment of contracts, cash cost per ton, productivity by mining type (i.e., continuous miners and surface), reduction in environmental violations, improvement in the non-fatal days lost safety rate, employee retention, and employee diversity.

In the event that Mr. Blankenship’s employment with the Registrant terminates during the period commencing January 1, 2010 through December 30, 2011 for any reason other than for Cause (as such term is defined in that certain Change in Control Agreement dated December 21, 2005, as amended and restated effective January 1, 2009, between the Registrant and Mr. Blankenship (the “Change in Control Agreement”)) under circumstances where such cessation of employment is not covered by the Change in Control Agreement, then the Registrant shall pay to Mr. Blankenship, or if Mr. Blankenship is deceased, to his estate, the sum of $5,000,000, unless Mr. Blankenship elects to terminate his employment voluntarily during the period commencing January 1, 2010 through December 30, 2011 other than for any reason which would constitute “a Constructive Termination Associated With a Change in Control” (as defined, and determined pursuant to the procedure set forth in the Change in Control Agreement, under circumstances where such Constructive Termination is not covered by the Change in Control Agreement).

In the event that Mr. Blankenship’s employment with the Registrant terminates on or before December 30, 2010 and he is entitled to payments and benefits under the Change in Control Agreement, then the Registrant shall pay to Mr. Blankenship, or if Mr. Blankenship is deceased, to his estate, the sum of $2,000,000 on the date of termination.  In the event the Executive ceases to be employed on or after January 1, 2011 through December 31, 2011 and is entitled to payments and benefits under the Change in Control Agreement, then the Registrant shall pay to Mr. Blankenship, or if Mr. Blankenship is deceased, to his estate, the sum of $2,000,000 on the date of termination.  Either of these payments shall be in addition to any payments and benefits to which Mr. Blankenship is entitled under the Change in Control Agreement, but shall be subject to any payment limitations under the Change in Control Agreement.

In the event that Mr. Blankenship’s employment with the Registrant terminates during the period commencing January 1, 2010 through December 30, 2011 for any reason, all of Mr. Blankenship’s rights with respect to the awards covering the 2010 fiscal year in items (ii), (iv), (v) and (vi) above, shall terminate and all rights thereunder shall cease and payment of life insurance premiums as set forth in item (vii) above shall cease.  In the event that Mr. Blankenship’s employment with the Registrant terminates during the period commencing January 1, 2011 through December 30, 2011 for any reason, all of Mr. Blankenship’s rights with respect to the following awards covering the 2011 fiscal year in items (ii), (iv), (v) and (vi) above, shall terminate and all rights thereunder shall cease and payment of life insurance premiums as set forth in item (vii) above shall cease.

The amount of performance-based compensation that Mr. Blankenship earns during fiscal year 2010 (assuming he is employed by the Registrant from January 1, 2010 through December 30, 2010) under items (ii), (iv), (v) and (vi) above is capped at $11,000,000 less the product obtained by multiplying 6,668 by the closing market price of the Registrant’s common stock on the New York Stock Exchange on December 30, 2010 (the “2010 Cap”).  The order in which Mr. Blankenship’s earned compensation for 2010 will be applied to the cap for 2010 is as follows: (a) the target cash incentive bonus award earned by Mr. Blankenship during 2010, (b) the Level 1 performance restricted unit award earned by Mr. Blankenship during 2010, (c) the Level 2 performance restricted unit award earned by Mr. Blankenship during 2010, (d) the Level 3 performance cash award earned by Mr. Blankenship during 2010, (e) the Level 4 performance cash award earned by Mr. Blankenship during 2010, and (f) the value of the performance restricted stock award earned by Mr. Blankenship during 2010 based on the closing market price of the Registrant’s common stock on the New York Stock Exchange on the date of payment for federal income tax purposes.  Each of items (b)-(e) above will be based on the closing market price of the Registrant’s common stock on the New York Stock Exchange on the last trading day of 2010. Any compensation that would have otherwise been payable to Mr. Blankenship but for the 2010 Cap will not be considered earned and will not be paid.

The amount of performance-based compensation that Mr. Blankenship earns during fiscal year 2011 (assuming he is employed by the Registrant from January 1, 2011 through December 30, 2011) under items (ii), (iv), (v) and (vi) above is capped at $11,000,000 less the product obtained by multiplying 13,334 by the closing market price of the Registrant’s common stock on the New York Stock Exchange on December 30, 2011 (the “2011 Cap”).  The order in which the Mr. Blankenship’s earned compensation for 2011 will applied to the cap for 2011 is as follows: (1)  the cash incentive bonus award earned by Mr. Blankenship during 2011, (2) the Level 1 performance restricted unit award earned by Mr. Blankenship during 2011, (3) the Level 2 performance restricted unit award earned by Mr. Blankenship during 2011, (4) the Level 3 performance cash award earned by Mr. Blankenship during 2011, (5) the Level 4 performance cash award earned by Mr. Blankenship during 2011, and (6) the value of the 2011 performance restricted stock award earned by Mr. Blankenship during 2011 based on the closing market price of the Registrant’s common stock on the New York Stock Exchange on the date of payment for federal income tax purposes.  Each of items (2)-(5) above will be based on the closing market price of the Registrant’s common stock on the New York Stock Exchange on the last trading day of 2010.  Any compensation that would have otherwise been payable to Mr. Blankenship but for the 2011 Cap will not be considered earned and will not be paid.

In addition to the specific forms of remuneration discussed above, Mr. Blankenship will continue to participate in the employment benefit plans and arrangements provided by the Registrant to its other employees and be entitled to receive perquisites provided to him in keeping with past practice, including, but not limited to, use of the Registrant’s airplanes.

The Letter Agreement may be extended by mutual agreement between Mr. Blankenship and the Registrant for an additional two years.

A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amended and Restated Incentive Award Agreements

On December 31, 2009, John C. Adkins, Senior Vice President and Chief Operating Officer, Michael K. Snelling, Vice President of Surface Operations, and Eric B. Tolbert, Vice President and Chief Financial Officer, each an executive officer who was named in the Registrant’s 2009 Proxy Statement (the “Named Executive Officers”), entered into an amended and restated Cash Incentive Award Agreement (Based on Cumulative Earnings Before Taxes) (the “Incentive Award Agreement”) made pursuant to the Massey Energy Company 2006 Stock and Incentive Compensation Plan (the “2006 Plan”) as approved by the Compensation Committee of the Registrant. The material change to the Incentive Award Agreement replaces the cash payment that otherwise would be paid out pursuant to the terms of the Incentive Award Agreement in the event of a covered termination following a change in control based upon a target amount, with a lump sum cash payment. A copy of the amended and restated form of Incentive Award Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Employment Agreement Amendments

On December 31, 2009, Baxter F. Phillips, Jr., President and a Named Executive Officer of the Registrant, entered into an amendment to his employment agreement with the Registrant as approved by the Compensation Committee.  The material change to Mr. Phillips' employment agreement replaces the cash payments calculated based on base pay and an annual bonus target that would be paid upon a covered termination before or after a change in control, with a lump sum cash payment. A copy of the amendment to Mr. Phillips' employment agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

On December 31, 2009, John C. Adkins, Senior Vice President and Chief Operating Officer and a Named Executive Officer of the Registrant, entered into an amendment to his employment agreement with the Registrant as approved by the Compensation Committee. The material change to Mr. Adkins' employment agreement replaces the cash payments calculated based on base pay and an annual bonus target that would be paid upon a covered termination before a change in control, with a lump sum cash payment. A copy of the amendment to Mr. Adkins' employment agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Salary Change of Named Executive Officer

Effective January 1, 2010, the annual salary of Michael K. Snelling, Vice President of Surface Operations, one of the Registrant’s Named Executive Officers, was increased to $316,000 as authorized by the Compensation Committee.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated December 30, 2009, between Massey Energy Company and Don L. Blankenship
10.2	Form of Cash Incentive Award Agreement (Based on Earning Before Taxes) under the Massey Energy Company 2006 Stock and Incentive Compensation Plan
10.3	Amendment to Employment and Change in Control Agreement between Massey Energy Company and Baxter F. Phillips, Jr. (effective January 1, 2010)
10.4	Amendment to Retention and Employment Agreement between Massey Energy Company and John C. Adkins (effective January 1, 2010)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: January 6, 2010                                                           By:           /s/ Richard R. Grinnan
                     Name:      Richard R. Grinnan
Title:        Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	Letter Agreement, dated December 30, 2009, between Massey Energy Company and Don L. Blankenship
10.2	Form of Cash Incentive Award Agreement (Based on Earning Before Taxes) under the Massey Energy Company 2006 Stock and Incentive Compensation Plan
10.3	Amendment to Employment and Change in Control Agreement between Massey Energy Company and Baxter F. Phillips, Jr. (effective January 1, 2010)
10.4	Amendment to Retention and Employment Agreement between Massey Energy Company and John C. Adkins (effective January 1, 2010)